UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2016
___________

MONARCH FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-34565 (Commission File Number)	20-4985388 (I.R.S. Employer Identification No.)

1435 Crossways Boulevard Chesapeake, Virginia (Address of principal executive offices)	23320 (Zip Code)

Registrant's telephone number, including area code: (757) 389-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Monarch Financial Holdings, Inc. (the "Company") held a Special Meeting of Shareholders on June 21, 2016 (the "Special Meeting"). At the Special Meeting, the following matters were submitted to a vote of the Company's shareholders: (i) a proposal to approve the Agreement and Plan of Reorganization, dated as of December 16, 2015, by and among TowneBank, the Company and Monarch Bank, including the related Plan of Merger, pursuant to which the Company and Monarch Bank will each merge with and into TowneBank (the "merger agreement proposal"); (ii) a proposal to approve an amendment to the Company's articles of incorporation to facilitate the merger of TowneBank, the Company and Monarch Bank (the "articles amendment proposal"); (iii) a proposal to approve, in a non-binding advisory vote, certain compensation that may become payable to the Company's named executive officers in connection with the merger (the "compensation proposal"); and (iv) a proposal to adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement proposal and/or articles amendment proposal.

The voting results for each proposal are as follows:

1.
To approve the Agreement and Plan of Reorganization, dated as of December 16, 2015, by and among TowneBank, the Company and Monarch Bank, including the related Plan of Merger, pursuant to which the Company and Monarch Bank will each merge with and into TowneBank:

For	Against	Abstain	Broker Non-Vote
[9,344,394.197131]	[51,815.151380]	[8,317]	[0]

2.	To approve an amendment to the Company's articles of incorporation to facilitate the merger of TowneBank, the Company and Monarch Bank.

For	Against	Abstain	Broker Non-Vote
[9,344,692.392516]	[51,516.955995]	[8,317]	[0]

3.	To approve, in a non-binding advisory vote, certain compensation that may become payable to the Company's named executive officers in connection with the merger.

For	Against	Abstain	Broker Non-Vote
[7,902,550.030174]	[1,402,489.587717]	[99,486.730620]	[0]

4.
To adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the merger agreement proposal and/or articles amendment proposal.

For	Against	Abstain	Broker Non-Vote
[9,147,818.120510]	[233,706.914878]	[23,001.313123]	[0]

Each of the proposals received the necessary votes to be approved and therefore, no adjournment of the Special Meeting was required to solicit additional votes. Accordingly, the merger agreement proposal, articles amendment proposal and compensation proposal have been approved.

Item 8.01. Other Events

On June 21, 2016, the Company and TowneBank issued a joint press release announcing the results of the Special Meeting and TowneBank's special meeting of stockholders, also held on June 21, 2016.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

	Exhibit No.	Description of Exhibit

	99.1	Press release dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

(Registrant)

Date: June 22, 2016	By:	/s/ Lynette P. Harris
Lynette P. Harris
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated June 21, 2016.